UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Sustainable Leaders Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2023

Date of reporting period:	July 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Sustainable Leaders Fund

Semiannual report

12 | 31 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Sustainable Leaders
Fund

Semiannual report
12 | 31 | 22

Message from the Trustees

February 13, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

The managers of Putnam Sustainable Leaders Fund invest in companies that they believe have demonstrated a commitment to sustainable business practices. This commitment may be reflected through environmental, social, or corporate governance (ESG) policies, practices, or outcomes. Putnam believes that these types of companies can deliver more profitable, durable financial returns with lower risk profiles.

An enhanced analytical process

Sustainable investing is not a different asset class or investment style; it is an enhanced analytical approach. In our rapidly changing world, it is important for all investors to understand the risks and opportunities that lie beyond conventional financial statements. Thoughtful research that integrates relevant ESG considerations creates a more complete view of long-term fundamental business prospects. Recent research on investment performance indicates that companies adopting better corporate practices can also achieve better stock performance.

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Targeting companies with sustainable business practices

In analyzing companies for the portfolio, the fund’s managers look for excellence in areas such as clean and efficient materials use, plans to reduce carbon or water intensity, focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the stock’s valuation and the company’s financial strength, growth potential, competitive position, future earnings, and cash flows.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Sustainable Leaders Linked Benchmark represents the performance of the Russell 3000 Growth Index through July 31, 2019, and the performance of the S&P 500 Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/22. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How was the investing environment for U.S. stocks during the six-month reporting period?

Although 2022 was a very challenging year for financial markets, stocks posted gains for this six-month period. Particularly toward the close of the period, stocks were lifted in part by some positive earnings reports as well as data that showed the pace of inflation was easing. However, many challenges persisted for investors, including high inflation, rising interest rates, and the potential for an economic slowdown or recession.

How did the fund perform for the reporting period?

For the six-month reporting period, the fund returned 3.66%, outperforming its primary benchmark, the S&P 500 Index, which returned 2.31%.

Could you discuss some holdings that contributed to the fund’s performance relative to the benchmark?

The top contributor was Constellation Energy, a utility company that is the nation’s largest producer of carbon-free and low-emissions

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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nuclear energy. The company is aligned with our Thriving Planet® theme. It is a leading supplier of energy products and services aimed at helping customers manage their energy use and become more energy efficient. Constellation has its own greenhouse gas reduction goals as well as ambitious plans to use its power generation for “clean energy centers,” which will help provide customers with very low, or zero, emission power.

Deere was another notable contributor to performance. This company is aligned with our Thriving Planet theme, given its increased focus on precision agriculture, soil health, and other more effective and efficient crop treatment offerings. We believe the company has been able to leverage its core business of equipment and technology solutions in agriculture, construction, and road building to help its customers operate more efficiently. Within agriculture, the company’s key initiatives have focused on enabling targeted fertilizer application with the goal of minimizing the costs and impacts of fertilizer and herbicide inputs. This should ultimately provide positive environmental impact and help customers increase profitability, driving growth over the long term, in our view.

What were some holdings that detracted from fund performance relative to the benchmark?

The top detractor during the period was Ball, which is also aligned with our Thriving Planet theme. The company is a leader in aluminum can manufacturing and had benefited from an acceleration in demand for its products, especially new and specialty products such as cans for water and alcoholic beverages. The stock was under pressure in 2022 as rising input costs and slower volume growth contributed to margin pressure and a slower growth outlook for Ball’s core business. At the close of the period, Ball was no longer held in the portfolio.

Salesforce, a leading software-as-a-service provider, was another notable detractor during the period. The company is aligned with our Thriving Public® theme, as it aims to help customers improve their efficiency and effectiveness across sales and other business functions. Since it was founded in 1999, Salesforce has had sustainability embedded as a core philosophy and material business issue, with a focus on equality, inclusion, and ethical technology. It was also an early leader in donating a portion of its profits to communities around the world. We anticipate the company will continue to grow as businesses undergo digital transformations, and its margins have the potential to expand with a renewed focus on costs, in our view. At the close of the period, Salesforce continued to be held in the portfolio.

What is your outlook for the coming months?

We believe that continued stock market volatility is a possibility, and we remain attuned to macroeconomic issues that may affect financial markets. While we take the macroeconomic backdrop into consideration, as long-term investors, we are careful to avoid getting caught up in short-term thinking and overreacting to economic news. In many cases, we believe volatility can be beneficial, as it allows us to reevaluate companies at more attractive prices.

We continue to believe that the key driver of long-term fund performance should be our stock selection decisions. And, for companies in the portfolio, certain environmental, social, and governance factors are relevant and material to their long-term business fundamentals. We remain excited about the number of businesses that offer compelling sustainability characteristics, strong fundamentals, and reasonable valuations.

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Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (8/31/90)
Before sales charge	11.46%	13.41%	10.48%	6.94%	–22.79%	3.66%
After sales charge	11.25	12.74	9.18	4.85	–27.23	–2.30
Class B (3/1/93)
Before CDSC	11.25	12.73	9.66	6.14	–23.36	3.27
After CDSC	11.25	12.73	9.44	5.41	–26.75	–1.30
Class C (7/26/99)
Before CDSC	11.25	12.73	9.66	6.14	–23.37	3.27
After CDSC	11.25	12.73	9.66	6.14	–24.06	2.34
Class R (1/21/03)
Net asset value	11.18	13.12	10.21	6.68	–22.97	3.53
Class R6 (5/22/18)
Net asset value	11.72	13.75	10.87	7.31	–22.52	3.84
Class Y (7/19/94)
Net asset value	11.71	13.69	10.76	7.21	–22.59	3.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
S&P 500 Index	10.19%	12.56%	9.42%	7.66%	–18.11%	2.31%
Putnam Sustainable Leaders
Linked Benchmark*	10.03	13.85	10.63	7.66	–18.11	2.31
Lipper Large-Cap Core Funds
category median†	9.81	11.71	8.84	7.01	–18.72	2.42

Returns for periods of less than one year are not annualized.

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Sustainable Leaders Linked Benchmark represents the performance of the Russell 3000 Growth Index through July 31, 2019, and the performance of the S&P 500 Index thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/22, there were 645, 628, 563, 510, 408, and 41 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	—		—	—	—	—	—
Capital gains
Long-term gains	$7.409		$7.409	$7.409	$7.409	$7.409	$7.409
Short-term gains	—		—	—	—	—	—
Total	$7.409		$7.409	$7.409	$7.409	$7.409	$7.409
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/22	$92.24	$97.87	$60.51	$69.76	$87.58	$102.50	$102.17
12/31/22	88.43	93.82	55.31	64.86	83.49	99.25	98.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/22	0.99%	1.74%	1.74%	1.24%	0.65%	0.74%
Annualized expense ratio for the
six-month period ended 12/31/22*	0.95%	1.70%	1.70%	1.20%	0.61%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/22 to 12/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.88	$8.71	$8.71	$6.16	$3.13	$3.60
Ending value (after expenses)	$1,036.60	$1,032.70	$1,032.70	$1,035.30	$1,038.40	$1,037.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/22, use the following calculation method. To find the value of your investment on 7/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.84	$8.64	$8.64	$6.11	$3.11	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,019.16	$1,022.13	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks.

Investing with a focus on companies that exhibit a commitment to sustainable business practices may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The technology industries may be significantly affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures, and general market conditions. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, a company’s business practices, products, or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000® Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Putnam Sustainable Leaders Linked Benchmark represents the performance of the Russell 3000® Growth Index through July 31, 2019, and the performance of the S&P 500® Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve

14 Sustainable Leaders Fund

or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2022, Putnam employees had approximately $454,000,000 and the Trustees had approximately $61,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 12/31/22 (Unaudited)

COMMON STOCKS (99.0%)*	Shares	Value
Automobiles (1.0%)
General Motors Co.	1,455,800	$48,973,112
		48,973,112
Banks (3.2%)
Bank of America Corp.	3,449,426	114,244,989
First Republic Bank/CA	329,300	40,138,377
		154,383,366
Beverages (2.1%)
Heineken NV (Netherlands)	1,114,232	104,817,031
		104,817,031
Biotechnology (3.7%)
Amgen, Inc.	437,300	114,852,472
Regeneron Pharmaceuticals, Inc. †	88,200	63,635,418
		178,487,890
Capital markets (4.0%)
Charles Schwab Corp. (The)	1,120,700	93,309,482
KKR & Co., Inc.	1,220,400	56,650,968
TPG, Inc.	1,590,431	44,261,695
		194,222,145
Chemicals (5.6%)
Eastman Chemical Co.	756,500	61,609,360
Ginkgo Bioworks Holdings, Inc. †	5,802,091	9,805,534
Koninklijke DSM NV (Netherlands)	364,901	44,646,505
Linde PLC	317,400	103,529,532
Novozymes A/S Class B (Denmark)	1,046,374	53,005,558
		272,596,489
Electric utilities (3.4%)
Constellation Energy Corp.	1,127,000	97,158,670
NextEra Energy, Inc.	816,100	68,225,960
		165,384,630
Entertainment (1.5%)
Walt Disney Co. (The) †	852,200	74,039,136
		74,039,136
Equity real estate investment trusts (REITs) (2.8%)
American Tower Corp. R	397,263	84,164,139
Boston Properties, Inc. R	794,200	53,672,036
		137,836,175
Food and staples retailing (3.0%)
Walmart, Inc.	1,037,000	147,036,230
		147,036,230
Food products (1.5%)
McCormick & Co., Inc. (non-voting shares)	860,700	71,343,423
		71,343,423
Health-care equipment and supplies (3.6%)
Boston Scientific Corp. †	2,440,700	112,931,189
Cooper Cos., Inc. (The)	186,800	61,769,156
		174,700,345

18 Sustainable Leaders Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value
Health-care providers and services (3.0%)
UnitedHealth Group, Inc.	281,000	$148,980,580
		$148,980,580
Hotels, restaurants, and leisure (4.9%)
Chipotle Mexican Grill, Inc. †	50,500	70,068,245
Hilton Worldwide Holdings, Inc.	793,736	100,296,481
Starbucks Corp.	695,500	68,993,600
		239,358,326
Independent power and renewable electricity producers (1.3%)
AES Corp. (The)	2,156,000	62,006,560
		62,006,560
Internet and direct marketing retail (2.5%)
Amazon.com, Inc. †	1,466,340	123,172,560
		123,172,560
IT Services (2.9%)
PayPal Holdings, Inc. †	474,800	33,815,256
Visa, Inc. Class A	520,600	108,159,856
		141,975,112
Life sciences tools and services (3.8%)
Danaher Corp.	367,600	97,568,392
Thermo Fisher Scientific, Inc.	162,400	89,432,056
		187,000,448
Machinery (6.4%)
Deere & Co.	163,200	69,973,632
Fortive Corp.	1,469,900	94,441,075
Ingersoll Rand, Inc.	1,844,600	96,380,350
Otis Worldwide Corp.	679,200	53,188,152
		313,983,209
Multiline retail (1.7%)
Dollar General Corp.	339,100	83,503,375
		83,503,375
Personal products (1.1%)
Unilever PLC (United Kingdom)	1,121,822	56,284,017
		56,284,017
Pharmaceuticals (5.6%)
Eli Lilly and Co.	341,400	124,897,776
Merck & Co., Inc.	862,800	95,727,660
Sanofi (France)	566,737	54,502,634
		275,128,070
Road and rail (1.7%)
Union Pacific Corp.	391,700	81,109,319
		81,109,319
Semiconductors and semiconductor equipment (5.2%)
Advanced Micro Devices, Inc. †	718,500	46,537,245
Applied Materials, Inc.	650,400	63,335,952
ASML Holding NV (NY Reg Shares) (Netherlands)	117,600	64,256,640
NVIDIA Corp.	552,600	80,756,964
		254,886,801

Sustainable Leaders Fund 19

COMMON STOCKS (99.0%)* cont.	Shares	Value
Software (13.8%)
Adobe, Inc. †	269,900	$90,829,447
Intuit, Inc.	135,200	52,622,544
Microsoft Corp.	1,477,000	354,214,140
Roper Technologies, Inc.	238,200	102,923,838
salesforce.com, Inc. †	550,200	72,951,018
		673,540,987
Specialty retail (1.7%)
Home Depot, Inc. (The)	261,500	82,597,390
		82,597,390
Technology hardware, storage, and peripherals (6.1%)
Apple, Inc.	2,306,928	299,739,155
		299,739,155
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	2,121,230	32,921,490
		32,921,490
Wireless telecommunication services (1.2%)
T-Mobile US, Inc. †	435,599	60,983,861
		60,983,861
Total common stocks (cost $3,530,972,811)		$4,840,991,232

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private) † ∆∆ F	125,000	$—
Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (1.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.53% L	Shares	43,164,242	$43,164,242
U.S. Treasury Bills 4.028%, 1/10/23 ∆		$800,000	799,437
U.S. Treasury Bills 3.933%, 1/17/23 ∆		4,200,000	4,193,991
U.S. Treasury Bills 3.750%, 1/24/23 ∆		8,900,000	8,880,060
Total short-term investments (cost $57,035,294)			$57,037,730

TOTAL INVESTMENTS
Total investments (cost $3,598,459,343)	$4,898,028,962

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $4,887,898,966.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $-, or less than 0.1% of net assets.

20 Sustainable Leaders Fund

Notes to the fund’s portfolio cont.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $3,913,164 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/22 (aggregate face value $370,820,808) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/15/23	$14,235,684	$14,370,411	$134,727
	Danish Krone	Sell	3/15/23	31,229,095	30,329,337	(899,758)
	Euro	Sell	3/15/23	15,962,953	15,678,566	(284,387)
Barclays Bank PLC
	British Pound	Sell	3/15/23	3,715,631	3,752,240	36,609
HSBC Bank USA, National Association
	British Pound	Sell	3/15/23	15,609,624	15,754,411	144,787
	Danish Krone	Sell	3/15/23	31,229,095	30,285,917	(943,178)
	Euro	Sell	3/15/23	44,414,293	43,648,564	(765,729)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/15/23	51,084,096	50,191,121	(892,975)
Morgan Stanley & Co. International PLC
	Euro	Sell	3/15/23	87,872,715	86,498,403	(1,374,312)
State Street Bank and Trust Co.
	British Pound	Sell	3/15/23	17,050,171	17,221,188	171,017
	Euro	Sell	3/15/23	16,101,918	15,811,482	(290,436)
UBS AG
	Euro	Sell	3/15/23	27,124,823	26,666,758	(458,065)
WestPac Banking Corp.
	Euro	Sell	3/15/23	20,966,677	20,612,410	(354,267)
Unrealized appreciation						487,140
Unrealized (depreciation)						(6,263,107)
Total						$(5,775,967)
* The exchange currency for all contracts listed is the United States Dollar.

Sustainable Leaders Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$135,022,997	$—	$—
Consumer discretionary	610,526,253	—	—
Consumer staples	379,480,701	—	—
Financials	348,605,511	—	—
Health care	964,297,333	—	—
Industrials	395,092,528	—	—
Information technology	1,370,142,055	—	—
Materials	272,596,489	—	—
Real estate	137,836,175	—	—
Utilities	227,391,190	—	—
Total common stocks	4,840,991,232	—	—
Convertible preferred stocks	—	—	—**
Short-term investments	—	57,037,730	—
Totals by level	$4,840,991,232	$57,037,730	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(5,775,967)	$—
Totals by level	$—	$(5,775,967)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
** Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Sustainable Leaders Fund

Statement of assets and liabilities 12/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,555,295,101)	$4,854,864,720
Affiliated issuers (identified cost $43,164,242) (Note 5)	43,164,242
Cash	11
Foreign currency (cost $536) (Note 1)	540
Dividends, interest and other receivables	5,121,731
Foreign tax reclaim	1,971,990
Receivable for shares of the fund sold	972,441
Unrealized appreciation on forward currency contracts (Note 1)	487,140
Prepaid assets	66,205
Total assets	4,906,649,020

LIABILITIES
Payable for shares of the fund repurchased	4,000,303
Payable for compensation of Manager (Note 2)	2,253,774
Payable for custodian fees (Note 2)	30,647
Payable for investor servicing fees (Note 2)	1,211,073
Payable for Trustee compensation and expenses (Note 2)	1,722,218
Payable for administrative services (Note 2)	59,777
Payable for distribution fees (Note 2)	2,893,902
Unrealized depreciation on forward currency contracts (Note 1)	6,263,107
Other accrued expenses	315,253
Total liabilities	18,750,054

Net assets	$4,887,898,966

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,467,727,357
Total distributable earnings (Note 1)	1,420,171,609
Total — Representing net assets applicable to capital shares outstanding	$4,887,898,966

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,422,169,134 divided by 50,006,230 shares)	$88.43
Offering price per class A share (100/94.25 of $88.43)*	$93.82
Net asset value and offering price per class B share ($13,150,020 divided by 237,758 shares)**	$55.31
Net asset value and offering price per class C share ($29,757,662 divided by 458,777 shares)**	$64.86
Net asset value, offering price and redemption price per class R share
($1,041,185 divided by 12,471 shares)	$83.49
Net asset value, offering price and redemption price per class R6 share
($89,556,156 divided by 902,318 shares)	$99.25
Net asset value, offering price and redemption price per class Y share
($332,224,809 divided by 3,360,565 shares)	$98.86

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 23

Statement of operations Six months ended 12/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $180,163)	$30,021,116
Interest (including interest income of $1,362,768 from investments in affiliated issuers) (Note 5)	1,418,726
Securities lending (net of expenses) (Notes 1 and 5)	3,881
Total investment income	31,443,723

EXPENSES
Compensation of Manager (Note 2)	13,612,729
Investor servicing fees (Note 2)	3,677,623
Custodian fees (Note 2)	34,993
Trustee compensation and expenses (Note 2)	102,238
Distribution fees (Note 2)	6,064,392
Administrative services (Note 2)	108,565
Other	596,155
Total expenses	24,196,695
Expense reduction (Note 2)	(16,097)
Net expenses	24,180,598

Net investment income	7,263,125

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	133,434,871
Foreign currency transactions (Note 1)	(1,721)
Forward currency contracts (Note 1)	11,589,414
Total net realized gain	145,022,564
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	45,245,768
Assets and liabilities in foreign currencies	40,178
Forward currency contracts	(13,819,338)
Total change in net unrealized appreciation	31,466,608

Net gain on investments	176,489,172

Net increase in net assets resulting from operations	$183,752,297

The accompanying notes are an integral part of these financial statements.

24 Sustainable Leaders Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/22*	Year ended 6/30/22
Operations
Net investment income	$7,263,125	$5,537,226
Net realized gain on investments
and foreign currency transactions	145,022,564	538,475,638
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	31,466,608	(1,739,626,250)
Net increase (decrease) in net assets resulting
from operations	183,752,297	(1,195,613,386)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(26,857,916)
Class R	—	(1,611)
Class R6	—	(804,212)
Class Y	—	(2,861,909)
Net realized short-term gain on investments
Class A	—	(81,163,859)
Class B	—	(524,793)
Class C	—	(751,530)
Class R	—	(58,343)
Class R6	—	(1,406,578)
Class Y	—	(5,614,468)
From net realized long-term gain on investments
Class A	(346,542,115)	(542,485,571)
Class B	(1,579,757)	(3,507,625)
Class C	(3,102,777)	(5,023,101)
Class R	(82,594)	(389,957)
Class R6	(6,266,008)	(9,401,329)
Class Y	(23,721,286)	(37,526,159)
Increase from capital share transactions (Note 4)	188,690,466	303,021,205
Total decrease in net assets	(8,851,774)	(1,610,971,142)

NET ASSETS
Beginning of period	4,896,750,740	6,507,721,882
End of period	$4,887,898,966	$4,896,750,740
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 25

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2022**	$92.24	.13	3.47	3.60	—	(7.41)	(7.41)	—	$88.43	3.66*	$4,422,169	.48*	.13*	15*
June 30, 2022	128.40	.09	(21.77)	(21.68)	(.60)	(13.88)	(14.48)	—	92.24	(19.55)	4,442,688.99		.07	32
June 30, 2021	98.08	.23	38.43	38.66	(.33)	(8.01)	(8.34)	—	128.40	40.82	5,915,779	1.05	.20	24
June 30, 2020	92.99	.23	11.58	11.81	(.31)	(6.41)	(6.72)	—	98.08	13.30	4,535,812	1.03	.25	44
June 30, 2019	95.86	.14	12.06	12.20	(.04)	(15.03)	(15.07)	—[d]	92.99	15.46	4,298,012	1.04	.16	30
June 30, 2018	83.77	.04	16.44	16.48	(.45)	(3.94)	(4.39)	—	95.86	20.16	4,085,165.99		.04	87
Class B
December 31, 2022**	$60.51	(.15)	2.36	2.21	—	(7.41)	(7.41)	—	$55.31	3.27*	$13,150	.86*	(.25)*	15*
June 30, 2022	89.00	(.57)	(14.04)	(14.61)	—	(13.88)	(13.88)	—	60.51	(20.15)	15,821	1.74	(.69)	32
June 30, 2021	70.32	(.45)	27.14	26.69	—	(8.01)	(8.01)	—	89.00	39.78	30,467	1.80	(.56)	24
June 30, 2020	68.68	(.35)	8.40	8.05	—	(6.41)	(6.41)	—	70.32	12.45	33,752	1.78	(.52)	44
June 30, 2019	75.26	(.41)	8.86	8.45	—	(15.03)	(15.03)	—[d]	68.68	14.60	43,671	1.79	(.60)	30
June 30, 2018	66.70	(.52)	13.02	12.50	—	(3.94)	(3.94)	—	75.26	19.26	51,481	1.74	(.72)	87
Class C
December 31, 2022**	$69.76	(.18)	2.69	2.51	—	(7.41)	(7.41)	—	$64.86	3.27*	$29,758	.86*	(.24)*	15*
June 30, 2022	100.59	(.62)	(16.33)	(16.95)	—	(13.88)	(13.88)	—	69.76	(20.15)	31,125	1.74	(.68)	32
June 30, 2021	78.62	(.51)	30.49	29.98	—	(8.01)	(8.01)	—	100.59	39.76	41,870	1.80	(.56)	24
June 30, 2020	76.05	(.38)	9.36	8.98	—	(6.41)	(6.41)	—	78.62	12.47	38,033	1.78	(.51)	44
June 30, 2019	81.69	(.45)	9.84	9.39	—	(15.03)	(15.03)	—[d]	76.05	14.60	38,196	1.79	(.59)	30
June 30, 2018	72.09	(.58)	14.12	13.54	—	(3.94)	(3.94)	—	81.69	19.26	34,733	1.74	(.74)	87
Class R
December 31, 2022**	$87.58	—[e]	3.32	3.32	—	(7.41)	(7.41)	—	$83.49	3.53*	$1,041	.61*	— *f	15*
June 30, 2022	122.36	(.28)	(20.57)	(20.85)	(.05)	(13.88)	(13.93)	—	87.58	(19.74)	1,020	1.24	(.22)	32
June 30, 2021	93.85	(.12)	36.77	36.65	(.13)	(8.01)	(8.14)	—	122.36	40.47	3,860	1.30	(.10)	24
June 30, 2020	89.28	(.01)	11.10	11.09	(.11)	(6.41)	(6.52)	—	93.85	13.01	8,167	1.28	(.02)	44
June 30, 2019	92.81	(.08)	11.58	11.50	—	(15.03)	(15.03)	—[d]	89.28	15.18	8,443	1.29	(.10)	30
June 30, 2018	81.27	(.19)	15.94	15.75	(.27)	(3.94)	(4.21)	—	92.81	19.85	8,210	1.24	(.22)	87
Class R6
December 31, 2022**	$102.50	.34	3.82	4.16	—	(7.41)	(7.41)	—	$99.25	3.84*	$89,556	.31*	.31*	15*
June 30, 2022	141.11	.54	(24.24)	(23.70)	(1.03)	(13.88)	(14.91)	—	102.50	(19.27)	81,611.65		.41	32
June 30, 2021	107.06	.69	42.06	42.75	(.69)	(8.01)	(8.70)	—	141.11	41.29	102,909.70		.55	24
June 30, 2020	100.88	.61	12.62	13.23	(.64)	(6.41)	(7.05)	—	107.06	13.71	74,725.66		.61	44
June 30, 2019	102.51	.52	13.09	13.61	(.21)	(15.03)	(15.24)	—[d]	100.88	15.89	68,654.67		.53	30
June 30, 2018 †	103.52	.01	(1.02)	(1.01)	—	—	—	—	102.51	(.98)*	58,846	.07*	— *f	87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Sustainable Leaders Fund	Sustainable Leaders Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
December 31, 2022**	$102.17	.28	3.82	4.10	—	(7.41)	(7.41)	—	$98.86	3.79*	$332,225	.36*	.26*	15*
June 30, 2022	140.72	.43	(24.18)	(23.75)	(.92)	(13.88)	(14.80)	—	102.17	(19.35)	324,486.74		.32	32
June 30, 2021	106.79	.58	41.95	42.53	(.59)	(8.01)	(8.60)	—	140.72	41.17	412,837.80		.46	24
June 30, 2020	100.64	.50	12.59	13.09	(.53)	(6.41)	(6.94)	—	106.79	13.59	265,816.78		.51	44
June 30, 2019	102.50	.40	13.05	13.45	(.28)	(15.03)	(15.31)	—[d]	100.64	15.74	208,467.79		.41	30
June 30, 2018	89.27	.29	17.55	17.84	(.67)	(3.94)	(4.61)	—	102.50	20.46	178,886.74		.30	87

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to June 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Leaders Fund	Sustainable Leaders Fund 29

Notes to financial statements 12/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2022 through December 31, 2022.

Putnam Sustainable Leaders Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to financially material sustainable business practices. In evaluating investments for the fund, Putnam Management views “financially material sustainable business practices” as business practices that Putnam Management believes are reasonably likely to impact the financial condition or operating performance of a company and that relate to environmental, social, or corporate governance issues. Putnam Management identifies relevant environmental, social, or corporate governance issues on a sector-specific basis using an internally developed materiality map, which is informed by the sustainability issues identified by the Sustainability Accounting Standards Board as material to companies within a particular industry. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation and diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. Stocks of companies that exhibit a commitment to financially material sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s sustainable business practices (as described above), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on a proprietary materiality map that is informed by the sustainability issues identified as material by the Sustainability Accounting Standards Board. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, Putnam Management focuses on companies that have a demonstrated commitment to sustainable business practices in areas that are relevant and material to their long-term financial returns and risk profiles. Putnam Management believes that companies that have exhibited such a commitment also often demonstrate potential for strong financial growth. This commitment may be reflected through ESG policies, practices, or outcomes. The fund’s approach to sustainable investing incorporates fundamental research together with consideration of ESG factors. Environmental factors include, for example, a company’s carbon intensity and use of resources like water or minerals. Sustainability measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social factors include, for example, labor practices and supply chain management. Sustainability measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance factors include, for example, board composition and executive compensation. Sustainability measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s strategic sustainability objectives. Putnam Management’s integrated approach combines analysis of the growing body of ESG data and deep fundamental analysis and looks for companies that demonstrate leadership, beyond compliance, on relevant sustainability issues. The characteristics that Putnam Management may use when considering sustainability leadership include:

(1) Materiality. The company is focused on sustainability issues that are relevant to long term business success.

(2) Creativity and proactiveness. The company’s sustainability characteristics go beyond compliance to demonstrate heightened commitment.

30 Sustainable Leaders Fund

(3) Transparency. The company’s goals are specific, with candid and consistent progress reporting.

(4) Impact. The sustainability characteristics create benefits that are meaningful both at the company and more broadly.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

Sustainable Leaders Fund 31

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

32 Sustainable Leaders Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,812,576 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $3,913,164 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in

Sustainable Leaders Fund 33

Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,622,245,348, resulting in gross unrealized appreciation and depreciation of $1,630,653,316 and $360,645,669, respectively, or net unrealized appreciation of $1,270,007,647.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

34 Sustainable Leaders Fund

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective August 1, 2019, the fund’s benchmark index is the S&P 500 Index. Before August 1, 2019, the fund’s benchmark index was the Russell 3000 Growth Index. Because the performance adjustment is based on a rolling thirty-six-month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the Russell 3000 Growth Index for the portion of the performance period before August 1, 2019, and the performance of the S&P 500 Index for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.267% of the fund’s average net assets, which included an effective base fee of 0.277% and a decrease of 0.010% ($550,035) based on performance.

Putnam Management has contractually agreed, through October 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Sustainable Leaders Fund 35

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,369,493	Class R	788
Class B	10,904	Class R6	21,804
Class C	23,162	Class Y	251,472
		Total	$3,677,623

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $16,097 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,195, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,826,223
Class B	1.00%	1.00%	75,374
Class C	1.00%	1.00%	160,071
Class R	1.00%	0.50%	2,724
Total			$6,064,392

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $77,400 from the sale of class A shares and received $221 and $500 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

36 Sustainable Leaders Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $120 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$750,372,251	$861,626,166
U.S. government securities (Long-term)	—	—
Total	$750,372,251	$861,626,166

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	397,513	$37,542,160	861,025	$104,203,118
Shares issued in connection with
reinvestment of distributions	3,587,969	327,258,663	5,089,321	614,382,799
	3,985,482	364,800,823	5,950,346	718,585,917
Shares repurchased	(2,144,852)	(205,429,011)	(3,858,268)	(458,917,886)
Net increase	1,840,630	$159,371,812	2,092,078	$259,668,031

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	370	$23,063	2,619	$214,015
Shares issued in connection with
reinvestment of distributions	27,449	1,566,495	50,140	3,987,646
	27,819	1,589,558	52,759	4,201,661
Shares repurchased	(51,518)	(3,253,763)	(133,619)	(10,774,188)
Net decrease	(23,699)	$(1,664,205)	(80,860)	$(6,572,527)

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	30,383	$2,215,616	81,131	$7,441,163
Shares issued in connection with
reinvestment of distributions	46,222	3,093,623	62,427	5,723,948
	76,605	5,309,239	143,558	13,165,111
Shares repurchased	(63,985)	(4,654,633)	(113,642)	(10,127,215)
Net increase	12,620	$654,606	29,916	$3,037,896

Sustainable Leaders Fund 37

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	2,184	$201,387	4,357	$511,605
Shares issued in connection with
reinvestment of distributions	953	82,084	3,912	448,956
	3,137	283,471	8,269	960,561
Shares repurchased	(2,314)	(208,447)	(28,168)	(3,268,340)
Net increase (decrease)	823	$75,024	(19,899)	$(2,307,779)

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	96,258	$10,399,600	125,894	$17,382,674
Shares issued in connection with
reinvestment of distributions	60,952	6,237,790	86,641	11,600,345
	157,210	16,637,390	212,535	28,983,019
Shares repurchased	(51,115)	(5,450,823)	(145,569)	(18,242,662)
Net increase	106,095	$11,186,567	66,966	$10,740,357

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	409,945	$44,129,406	721,210	$96,808,609
Shares issued in connection with
reinvestment of distributions	229,858	23,434,023	340,086	45,411,668
	639,803	67,563,429	1,061,296	142,220,277
Shares repurchased	(455,216)	(48,496,767)	(819,145)	(103,765,050)
Net increase	184,587	$19,066,662	242,151	$38,455,227

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/22	cost	proceeds	income	of 12/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,935,200	$467,650	$5,402,850	$7,057	$—
Putnam Short Term
Investment Fund**	116,925,076	330,219,628	403,980,462	1,362,768	43,164,242
Total Short-term
investments	$121,860,276	$330,687,278	$409,383,312	$1,369,825	$43,164,242

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

38 Sustainable Leaders Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$347,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$487,140	Payables	$6,263,107
Total		$487,140		$6,263,107

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$11,589,414	$11,589,414
Total	$11,589,414	$11,589,414

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(13,819,338)	$(13,819,338)
Total	$(13,819,338)	$(13,819,338)

Sustainable Leaders Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$134,727	$36,609	$144,787	$—	$—	$171,017	$—	$—	$487,140
Total Assets	$134,727	$36,609	$144,787	$—	$—	$171,017	$—	$—	$487,140
Liabilities:
Forward currency contracts#	1,184,145	—	1,708,907	892,975	1,374,312	290,436	458,065	354,267	6,263,107
Total Liabilities	$1,184,145	$—	$1,708,907	$892,975	$1,374,312	$290,436	$458,065	$354,267	$6,263,107
Total Financial and Derivative Net Assets	$(1,049,418)	$36,609	$(1,564,120)	$(892,975)	$(1,374,312)	$(119,419)	$(458,065)	$(354,267)	$(5,775,967)
Total collateral received (pledged)†##	$(853,069)	$—	$(1,284,966)	$(682,358)	$(722,583)	$—	$(370,188)	$—
Net amount	$(196,349)	$36,609	$(279,154)	$(210,617)	$(651,729)	$(119,419)	$(87,877)	$(354,267)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(853,069)	$—	$(1,284,966)	$(682,358)	$(722,583)	$—	$(370,188)	$—	$(3,913,164)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Sustainable Leaders Fund	Sustainable Leaders Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Growth Opportunities Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

42 Sustainable Leaders Fund

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Sustainable Leaders Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Sustainable Leaders Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Sustainable Leaders Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Sustainable Leaders Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023